BEI ELECTRONICS, INC.

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


     This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 31, 1997 and entered into by and among BEI Electronics, Inc., a Delaware corporation, BEI Sensors & Systems Company, Inc., a Delaware corporation, Defense Systems Company, Inc., a Delaware corporation, and BEI Medical Systems Company, Inc., a Delaware corporation (each a "Borrower" and collectively the "Borrowers"), the financial institutions listed on the signature pages hereof (each a "Lender" and collectively the "Lenders"), CIBC Inc., as agent for the Lenders (the "Agent"), and Canadian Imperial Bank of Commerce, as the Designated Issuer, and is made with reference to that certain Credit Agreement dated as of June 1, 1993, as amended by the First Amendment to Credit Agreement dated as of September 3, 1993, as amended by the Second Amendment to Credit Agreement and Limited Waiver dated as of April 1, 1994, as amended by the Third Amendment to Credit Agreement dated as of September 30, 1994, as amended by the Fourth Amendment to Credit Agreement dated as of June 1, 1995, as amended by the Fifth Amendment to Credit Agreement dated as of June 1, 1996, as amended by the Sixth Amendment to Credit Agreement dated as of October 31, 1996 and as amended by the Seventh Amendment to Credit Agreement dated as of February 28, 1997 (as so amended, the "Credit Agreement") by and among the Borrowers, the Lenders, the Agent and the Designated Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrowers have requested an extension of the Maturity Date of the Credit Agreement, and the Lenders, the Agent and the Designated Issuer have so agreed;

     WHEREAS, the Borrowers, the Lenders, the Agent and the Designated Issuer desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.   Amendments to the Credit Agreement.

     1.1. Amendments to Section 1.01: Defined Terms. The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

               "'Maturity  Date':  September 27, 1997,  or, if earlier,  the day immediately prior to the distribution date of a tax free spin-off of any of the Borrowers' Subsidiaries."

               "'Revolving Commitment': The amount of $15,000,000 as such amount may be reduced pursuant to Sections 2.1(c) and 2.1(d). As of the Maturity Date, the Lenders' obligation to make Revolving Loans after such date shall expire and the amount of the Revolving Commitment shall be reduced to an amount equal to the Letter of Credit Usage as of such date."

2. Conditions to Effectiveness. This Amendment shall be deemed effective as of July 31, 1997 (the "Eighth Amendment Effective Date") upon the satisfaction of all of the following conditions precedent:



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     2.1.    The Agent shall have  received  for each Lender and the  Designated
             Issuer   counterparts   hereof  duly  executed  on  behalf  of  the
             Borrowers, the Agent and the Lenders (or notice of the approval of this Amendment by the Lenders satisfactory to the Agent shall have been received by the Agent).

     2.2. The Agent shall have received a closing fee in the amount of US $6,000.00.

     2.3. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

3. Borrowers' Representations and Warranties. In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     3.1. Corporate Power and Authority. The Borrowers have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Certificate of Incorporation and Bylaws of each of the Borrowers have not been amended since September 30, 1994, except for the bylaws of BEI Electronics, Inc. which were amended as of June 30, 1997 (a copy of the amended bylaws have been delivered to Agent).

     3.2. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrowers.

     3.3. No Conflict. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not contravene (i) any law or regulation binding on or affecting any of the Borrowers or any of their respective Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of any of the Borrowers, (iii) any order, judgement or decree of any court of other agency of government binding on any of the Borrowers or any of their respective Subsidiaries or (iv) any contractual restriction binding on or affecting any of the Borrowers or any of their respective Subsidiaries.

     3.4. Governmental Consents. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not or will not require any authorization or approval of, or other action by, or notice to or filing with any government authority or regulatory body.

     3.5. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrowers and are the binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.



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     3.6.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

4.   Miscellaneous.

     4.1. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

             4.1.1. On and after  the  Eighth  Amendment  Effective  Date,  each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement",
                    "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

             4.1.2. Except as specifically amended by this Amendment, the Credit
                    Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             4.1.3. Without limiting the generality of the provisions of Section
                    10.01 of the Credit Agreement, nothing in this Amendment shall by deemed to (a) constitute a waiver of compliance by the Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit
                    Agreement or any other instrument or agreement referred to therein.

     4.2. Fees and Expenses. The Borrowers acknowledge that all costs, fees and expenses as described in Section 10.05 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

     4.3. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     4.4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     4.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument, signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                      BEI ELECTRONICS, INC.


                                      By:        \Robert R. Corr\
                                         ---------------------------------------
                                      Title:      Treasurer
                                            ------------------------------------

                                      BEI SENSORS & SYSTEMS COMPANY, INC.


                                      By:        \Robert R. Corr\
                                         ---------------------------------------
                                      Title:      Treasurer
                                            ------------------------------------

                                      DEFENCE SYSTEMS COMPANY, INC.


                                      By:        \Robert R. Corr\
                                         ---------------------------------------
                                      Title:      Treasurer
                                            ------------------------------------

                                      BEI MEDICAL SYSTEMS COMPANY, INC.


                                      By:        \Robert R. Corr\
                                         ---------------------------------------
                                      Title:       Treasurer
                                            ------------------------------------

                                      CIBC INC., Individually and as Agent


                                      By:        \Cyd Petre\
                                         ---------------------------------------
                                      Title:      Authorized Signatory
                                            ------------------------------------

                                      CANADIAN IMPERIAL BANK OF COMMERCE, as the
                                      Designated Issuer


                                      By:       \Cyd Petre\
                                         ---------------------------------------
                                      Title:     Authorized Signatory
                                            ------------------------------------